Note 13 - Subsequent Events	6 Months Ended
Jun. 30, 2016
Notes to Financial Statements
Subsequent Events [Text Block]
13.	Subsequent Events

On August 1, 2016, the Company amended the ABN Facility to increase the borrowing limit to $64,400 and added another tranche to the loan, "Tranche C", which is secured by vessel Hull No S417 (M/T Nord Valiant). This additional $20,000 of Tranche C was used to partly finance the last shipyard installments of M/T Nord Valiant delivered on August 10, 2016. Tranche C is repayable in 12 consecutive quarterly installments of $550 each and 12 consecutive quarterly installments of $363 each, commencing on November 2016, plus a balloon installment of $9,050 payable together with the last installment in August 2022. Apart from the inclusion of M/T Nord Valiant as a collateralized vessel, no other material changes were made to the ABN Facility.

On August 10, 2016, the Company took delivery of the M/T Nord Valiant.